Exhibit 99.1

Illumina Reports Financial Results for Second Quarter of Fiscal Year 2012

SAN DIEGO -- (BUSINESS WIRE) - July 24, 2012 - Illumina, Inc. (NASDAQ:ILMN) today announced its financial results for the second quarter of 2012.

Second quarter 2012 results:

•	Revenue of $281 million, a 2% decrease compared to $287 million in the second quarter of 2011.

•	GAAP net income for the quarter of $23 million, or $0.18 per diluted share, compared to net income of $31 million, or $0.22 per diluted share, for the second quarter of 2011.

•
Non-GAAP net income for the quarter of $53 million, or $0.40 per diluted share, compared to $52 million, or $0.38 per diluted share, for the second quarter of 2011 (see the table entitled "Itemized Reconciliation Between GAAP and Non-GAAP Net Income" for a reconciliation of these GAAP and non-GAAP financial measures).

•	Cash flow from operations of $96 million compared to cash flow from operations of $71 million for the second quarter of 2011.

Gross margin in the second quarter of 2012 was 68.8% compared to 67.3% in the prior year period. Excluding the effect of non-cash charges associated with stock compensation, amortization of acquired intangibles, and legal contingencies, non-GAAP gross margin was 70.9% for the second quarter of 2012 compared to 69.0% in the prior year period.

Research and development (R&D) expenses for the second quarter of 2012 were $71.2 million compared to $50.8 million in the second quarter of 2011. R&D expenses in the second quarter of 2012 included a one-time charge of $21.4 million related to in-process research and development associated with the impairment of an early-stage technology acquired in 2010 as well as $7.7 million and $8.5 million of non-cash stock compensation expense in the second quarters of 2012 and 2011, respectively. Excluding these charges and contingent compensation, R&D expenses as a percentage of revenue were 14.7% compared to 14.1% in the prior year period.

Selling, general and administrative (SG&A) expenses for the second quarter of 2012 were $68.5 million compared to $69.2 million for the second quarter of 2011. SG&A expenses included $14.3 million and $13.3 million of non-cash stock compensation expense in the second quarters of 2012 and 2011, respectively. Excluding these charges, contingent compensation, and acquired intangible asset amortization, SG&A expenses as a percentage of revenue were 19.4% compared to 19.1% in the prior year period.

Depreciation and amortization expenses were $14.7 million and capital expenditures were $20.9 million during the second quarter of 2012. The company ended the second quarter of 2012 with $1.3 billion in cash, cash equivalents and short-term investments compared to $1.2 billion as of January 1, 2012.

Highlights since our last earnings release

•
Announced BaseSpace Apps, a dedicated application store allowing customers to access a growing community of academic, commercial, and open source applications that simplify and accelerate the analysis of genomic data.

•	Announced BaseSpace pricing for both data storage and downstream analysis.

•
Launched the MyGenome application for the iPad®, empowering users to explore a real human genome and view reports about important genetic variation through a simple, intuitive, and educational interface.

•
Launched the real-time PCR reagent portfolio compatible with any real-time PCR platform, including a novel, probe-based chemistry for gene expression analysis called NūPCR as well as qPCR DNA Binding Dye (DBD) Assays for gene expression analysis and qPCR High Resolution Melting (HRM) Assays for genotyping studies.

•
Launched Nextera XT DNA Sample Preparation kits, which support both the MiSeq and HiSeq sequencing platforms, allowing researchers the easiest and fastest way to prepare and sequence small genomes, PCR amplicons, and plasmids.

•
Launched Nextera Exome and Custom Enrichment Sample Preparation kits, allowing researchers to quickly and economically perform a wide range of studies - from small, focused gene panels to full human exomes with the lowest DNA sample input requirements (50ng).

•	Launched the RapidTrack Whole Genome Sequencing Service, which delivers the fastest sample-to-data turnaround time of any commercially available whole human genome sequencing service.

•	Announced that the Cold Spring Harbor Laboratory joined the Illumina Genome Network.

•	Announced that the Queensland Centre for Medical Genomics will replace their fleet of SOLiD/5500 systems with three Illumina HiSeq 2500 systems.

•
Announced the iSAAC genome alignment tool that maps sequencing reads to their proper location up to 10 times faster than existing aligners, significantly expediting and simplifying a critical component in data analysis.

•	Repurchased $32 million of common stock under our previously announced discretionary stock repurchase program.

Financial outlook and guidance

"We are very pleased with our operational execution for the first half of 2012 and the resulting financial performance," said Jay Flatley, President and Chief Executive Officer. "While some uncertainty exists with respect to academic and research funding in the second half of the year, our outlook is generally as we anticipated. Accordingly, we are re-affirming our 2012 revenue guidance and increasing our non-GAAP earnings per fully diluted share guidance to between $1.50 - $1.60 (previously $1.40 - $1.50)."

Quarterly conference call information

The conference call will begin at 2:00 pm Pacific Time (5:00 pm Eastern Time) on Tuesday, July 24, 2012. Interested parties may listen to the call by dialing 888-680-0890 (passcode: 97408950), or if outside North America by dialing +1-617-213-4857 (passcode: 97408950). Individuals may access the live teleconference in the Investor Relations section of Illumina's web site under the “Company” tab at www.illumina.com.

A replay of the conference call will be available from 4:00 pm Pacific Time (7:00 pm Eastern Time) on July 24, 2012 through July 31, 2012 by dialing 888-286-8010 (passcode: 51099189), or if outside North America by dialing +1-617-801-6888 (passcode: 51099189).

Statement regarding use of non-GAAP financial measures

The company reports non-GAAP results for diluted net income per share, net income, gross margins, operating expenses, operating margins, other income, and free cash flow in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The company's financial measures under GAAP include substantial charges related to stock compensation expense, non-cash interest expense associated with the company's convertible debt instruments that may be settled in cash, costs related to unsolicited tender offer for the company's stock, amortization expense related to acquired intangible assets, contingent compensation expense, restructuring charges, legal contingencies, headquarter relocation expense, loss on the extinguishment of convertible debt, impairment of in-process research and development, and acquisition related expense. Per share amounts also include the double dilution associated with the accounting treatment of the company's 0.625% convertible senior notes outstanding and the corresponding call option overlay. Management believes that presentation of operating results that excludes these items and per share double dilution provides useful supplemental information to investors and facilitates the analysis of the company's core operating results and comparison of operating results across reporting periods. Management also believes that this supplemental non-GAAP information is therefore useful to investors in analyzing and assessing the company's past and future operating performance.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP results are presented in the tables of this release.

Use of forward-looking statements

This release contains projections, information about our financial outlook, earnings guidance, and other forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on our expectations as of the date of this release and may differ materially from actual future events or results. Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are (i) our ability to develop and commercialize further our sequencing, array, PCR, and consumables technologies and to deploy new products and applications, and expand the markets, for our technology platforms; (ii) our ability to manufacture robust instrumentation and consumables; (iii) our expectations and beliefs regarding future conduct and growth of the business and the markets in which we operate; (iv) challenges inherent in developing, manufacturing, and launching new products and services; (v) our ability to maintain our revenue and profitability during periods of research funding reduction or uncertainty and adverse economic and business conditions, including as a result of slowing economic growth in the United States or worldwide, together with other factors detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand. We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts' expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About Illumina

Illumina (www.illumina.com) is a leading developer, manufacturer, and marketer of life science tools and integrated systems for the analysis of genetic variation and function. We provide innovative sequencing and array-based solutions for genotyping, copy number variation analysis, methylation studies, gene expression profiling, and low-multiplex analysis of DNA, RNA, and protein. We also provide tools and services that are fueling advances in consumer genomics and diagnostics. Our technology and products accelerate genetic analysis research and its applications, paving the way for molecular medicine and ultimately transforming healthcare.

# # #

Investors:
Kevin Williams, MD
Investor Relations
858-332-4989
kwilliams@illumina.com
or
Media:
Jennifer Temple
Public Relations
858-246-8816
PR@illumina.com

Illumina, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	July 1, 2012	January 1, 2012
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$316,412	$302,978
Short-term investments	985,274	886,590
Accounts receivable, net	188,562	173,886
Inventory, net	133,844	128,781
Deferred tax assets, current portion	23,914	23,188
Prepaid expenses and other current assets	16,366	29,196
Total current assets	1,664,372	1,544,619
Property and equipment, net	147,917	143,483
Goodwill	321,853	321,853
Intangible assets, net	89,007	106,475
Deferred tax assets, long-term portion	48,859	19,675
Other assets	76,730	59,735
Total assets	$2,348,738	$2,195,840

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$56,668	$49,806
Accrued liabilities	206,813	177,115
Long-term debt, current portion	35,660	—
Total current liabilities	299,141	226,921
Long-term debt	789,008	807,369
Other long-term liabilities	75,341	80,613
Conversion option subject to cash settlement	4,465	5,722
Stockholders’ equity	1,180,783	1,075,215
Total liabilities and stockholders’ equity	$2,348,738	$2,195,840

Illumina, Inc.
Condensed Consolidated Statements of Income
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	July 1, 2012	July 3, 2011	July 1, 2012	July 3, 2011
Revenue:
Product revenue	$258,839	$269,871	$514,475	$536,588
Service and other revenue	21,768	17,579	38,902	33,377
Total revenue	280,607	287,450	553,377	569,965
Cost of Revenue:
Cost of product revenue (a)	74,911	84,518	155,062	169,955
Cost of service and other revenue (a)	9,656	6,541	18,221	12,593
Amortization of acquired intangible assets	3,043	3,035	6,086	6,020
Total cost of revenue	87,610	94,094	179,369	188,568
Gross profit	192,997	193,356	374,008	381,397
Operating Expenses:
Research and development (a)	71,223	50,801	120,062	101,001
Selling, general and administrative (a)	68,516	69,233	136,485	134,894
Unsolicited tender offer related expense	6,694	—	14,786	—
Restructuring charges	674	—	3,296	—
Headquarter relocation expense	1,830	2,542	3,970	5,064
Acquisition related expense, net	1,080	4,770	2,817	5,040
Total operating expenses	150,017	127,346	281,416	245,999
Income from operations	42,980	66,010	92,592	135,398
Other expense, net	(8,193)	(16,986)	(17,532)	(50,366)
Income before income taxes	34,787	49,024	75,060	85,032
Provision for income taxes	11,386	18,404	25,457	30,275
Net income	$23,401	$30,620	$49,603	$54,757
Net income per basic share	$0.19	$0.25	$0.40	$0.44
Net income per diluted share	$0.18	$0.22	$0.37	$0.37
Shares used in calculating basic net income per share	123,214	123,456	122,928	124,987
Shares used in calculating diluted net income per share	133,011	141,765	133,435	147,447

(a) Includes total stock-based compensation expense for stock based awards:
	Three Months Ended		Six Months Ended
	July 1, 2012	July 3, 2011	July 1, 2012	July 3, 2011
Cost of product revenue	$1,844	$1,800	$3,656	$3,312
Cost of service and other revenue	168	132	185	342
Research and development	7,687	8,461	15,114	16,188
Selling, general and administrative	14,348	13,273	28,121	25,863
Stock-based compensation expense before taxes	$24,047	$23,666	$47,076	$45,705

Illumina, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	July 1, 2012	July 3, 2011	July 1, 2012	July 3, 2011
Net cash provided by operating activities	$96,329	$71,220	$161,769	$159,798
Net cash used in investing activities	(9,648)	(272,264)	(151,518)	(425,140)
Net cash (used in) provided by financing activities	(30,264)	51,517	3,352	276,998
Effect of exchange rate changes on cash and cash equivalents	(199)	270	(169)	481
Net increase (decrease) in cash and cash equivalents	56,218	(149,257)	13,434	12,137
Cash and cash equivalents, beginning of period	260,194	410,341	302,978	248,947
Cash and cash equivalents, end of period	$316,412	$261,084	$316,412	$261,084

Calculation of free cash flow (a):
Net cash provided by operating activities	$96,329	$71,220	$161,769	$159,798
Purchases of property and equipment	(20,946)	(16,203)	(34,030)	(28,503)
Free cash flow	$75,383	$55,017	$127,739	$131,295

(a) Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by operating activities reduced by purchases of property and equipment. Free cash flow is useful to management as it is one of the metrics used to evaluate our performance and to compare us with other companies in our industry. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Illumina, Inc.
Results of Operations - Non-GAAP
(In thousands, except per share amounts)
(unaudited)

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME PER SHARE:

	Three Months Ended		Six Months Ended
	July 1, 2012	July 3, 2011	July 1, 2012	July 3, 2011
GAAP net income per share - diluted	$0.18	$0.22	$0.37	$0.37
Pro forma impact of weighted average shares (a)	—	0.01	0.03	0.03
Adjustments to net income:
Impairment of in-process research and development	0.16	—	0.16	—
Non-cash interest expense (b)	0.07	0.06	0.13	0.10
Unsolicited tender offer related charges	0.05	—	0.11	—
Amortization of acquired intangible assets	0.02	0.02	0.05	0.04
Headquarter relocation expense (c)	0.01	0.02	0.03	0.04
Acquisition related expense, net (d)	0.01	0.03	0.02	0.04
Legal contingencies	0.01	—	0.02	—
Restructuring charges	0.01	—	0.02	—
Contingent compensation expense (e)	—	0.02	0.02	0.03
Loss on extinguishment of debt	—	0.07	—	0.26
Incremental non-GAAP tax expense (f)	(0.12)	(0.07)	(0.20)	(0.18)
Non-GAAP net income per share - diluted (g)	$0.40	$0.38	$0.76	$0.73
Shares used in calculating non-GAAP diluted net income per share	132,086	139,357	132,477	140,767

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME:
GAAP net income	$23,401	$30,620	$49,603	$54,757
Impairment of in-process research and development	21,438	—	21,438	—
Non-cash interest expense (b)	8,743	8,252	17,385	14,753
Unsolicited tender offer related charges	6,694	—	14,786	—
Amortization of acquired intangible assets	3,195	3,328	6,390	6,313
Headquarter relocation expense (c)	1,830	2,542	3,970	5,064
Acquisition related expense, net (d)	1,080	4,770	2,817	5,040
Legal contingencies	797	—	3,020	—
Restructuring charges	674	—	3,296	—
Contingent compensation expense (e)	216	2,706	3,308	4,830
Loss on extinguishment of debt	—	9,679	—	36,856
Incremental non-GAAP tax expense (f)	(15,495)	(9,407)	(25,888)	(24,856)
Non-GAAP net income (g)	$52,573	$52,490	$100,125	$102,757

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP DILUTED NUMBER OF SHARES:
Weighted average shares used in calculation of GAAP diluted net income per share	133,011	141,765	133,435	147,447
Weighted average dilutive potential common shares issuable of redeemable convertible senior notes (a)	(925)	(2,408)	(958)	(6,680)
Weighted average shares used in calculation of Non-GAAP diluted net income per share	132,086	139,357	132,477	140,767

(a) Pro forma impact of weighted average shares represents the impact of double dilution associated with the accounting treatment of the company's outstanding convertible debt and the corresponding call option overlay.

(b) Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.

(c) Headquarter relocation expense in Q2 2012 and first half of 2012 consists primarily of double rent expense during the transition to our new headquarter facility, accretion of interest expense on lease exit liability recorded upon vacating certain buildings of our prior headquarters, and moving costs. Headquarter relocation expense recorded in Q2 2011 and first half of 2011 consisted of accelerated depreciation.

(d) Acquisition related expense, net in Q2 and first half of 2012 year represents changes in fair value of contingent consideration. Acquisition related expense, net in Q2 and first half of 2011 includes an acquired in-process research and development charge of $5.4 million in Q2 2011 related to a milestone payment for a prior acquisition, offset by a loss of $0.3 million in Q1 2011 and a gain of $0.7 million in Q2 2011 recorded for changes in fair value of contingent consideration.

(e) Contingent compensation expense represents contingent consideration for post-combination services associated with acquisitions.

(f) Incremental non-GAAP tax expense reflects the increase to GAAP tax expense related to the non-GAAP adjustments listed above.

(g) Non-GAAP net income per share and net income exclude the effect of the pro forma adjustments as detailed above. Non-GAAP diluted net income per share and net income are key drivers of our core operating performance and major factors in management's bonus compensation each year. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future core operating performance.

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in thousands)
(unaudited)
ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:
	Three Months Ended				Six Months Ended
	July 1, 2012		July 3, 2011		July 1, 2012		July 3, 2011
GAAP gross profit	$192,997	68.8%	$193,356	67.3%	$374,008	67.6%	$381,397	66.9%
Stock-based compensation expense	2,012	0.7%	1,932	0.7%	3,841	0.7%	3,654	0.6%
Amortization of acquired intangible assets	3,043	1.1%	3,035	1.1%	6,086	1.1%	6,020	1.1%
Legal contingencies	797	0.3%	—	—	3,020	0.5%	—	—
Non-GAAP gross profit	$198,849	70.9%	$198,323	69.0%	$386,955	69.9%	$391,071	68.6%

Research and development expense	$71,223	25.4%	$50,801	17.7%	$120,062	21.7%	$101,001	17.7%
Stock-based compensation expense	(7,687)	(2.7%)	(8,461)	(2.9%)	(15,114)	(2.7%)	(16,188)	(2.8%)
Impairment of in-process research and development	(21,438)	(7.6%)	—	—	(21,438)	(3.9%)	—	—
Contingent compensation expense (a)	(732)	(0.3%)	(1,855)	(0.6%)	(1,464)	(0.3%)	(3,292)	(0.6%)
Non-GAAP research and development expense	$41,366	14.7%	$40,485	14.1%	$82,046	14.8%	$81,521	14.3%

Selling, general and administrative expense	$68,516	24.4%	$69,233	24.1%	$136,485	24.7%	$134,894	23.7%
Stock-based compensation expense	(14,348)	(5.1%)	(13,273)	(4.6%)	(28,121)	(5.1%)	(25,863)	(4.5%)
Amortization of acquired intangible assets	(152)	(0.1%)	(293)	(0.1)%	(304)	(0.1%)	(293)	(0.1%)
Contingent compensation gain (expense) (a)	516	0.2%	(851)	(0.3%)	(1,844)	(0.3%)	(1,538)	(0.3%)
Non-GAAP selling, general and administrative expense	$54,532	19.4%	$54,816	19.1%	$106,216	19.2%	$107,200	18.8%

GAAP operating profit	$42,980	15.3%	$66,010	23.0%	$92,592	16.7%	$135,398	23.8%
Stock-based compensation expense	24,047	8.6%	23,666	8.2%	47,076	8.5%	45,705	8.0%
Impairment of in-process research and development	21,438	7.6%	—	—	21,438	3.9%	—	—
Unsolicited tender offer related charges	6,694	2.4%	—	—	14,786	2.7%	—	—
Amortization of acquired intangible assets	3,195	1.1%	3,328	1.1%	6,390	1.2%	6,313	1.1%
Headquarter relocation expense (b)	1,830	0.7%	2,542	0.9%	3,970	0.7%	5,064	0.9%
Acquisition related expense, net (c)	1,080	0.4%	4,770	1.7%	2,817	0.5%	5,040	0.9%
Legal contingencies	797	0.3%	—	—	3,020	0.5%	—	—
Restructuring charges	674	0.2%	—	—	3,296	0.6%	—	—
Contingent compensation expense (a)	216	0.1%	2,706	0.7%	3,308	0.6%	4,830	0.8%
Non-GAAP operating profit (d)	$102,951	36.7%	$103,022	35.8%	$198,693	35.9%	$202,350	35.5%

GAAP other expense, net	$(8,193)	(2.9%)	$(16,986)	(5.9%)	$(17,532)	(3.2%)	$(50,366)	(8.8%)
Non-cash interest expense (e)	8,743	3.1%	8,252	2.9%	17,385	3.1%	14,753	2.6%
Loss on extinguishment of debt	—	—	9,679	3.4%	—	—	36,856	6.5%
Non-GAAP other income (expense), net (d)	$550	0.2%	$945	0.3%	$(147)	—	$1,243	0.2%

(a) Contingent compensation expense represents contingent consideration for post-combination services associated with acquisitions.

(b) Headquarter relocation expense in Q2 2012 and first half of 2012 consists primarily of double rent expense during the transition to our new headquarter facility, accretion of interest expense on lease exit liability recorded upon vacating certain buildings of our prior headquarters, and moving costs. Headquarter relocation expense recorded in Q2 2011 and first half of 2011 consisted of accelerated depreciation.

(c) Acquisition related expense, net in Q2 and first half of 2012 year represents changes in fair value of contingent consideration. Acquisition related expense, net in Q2 and first half of 2011 includes an acquired in-process research and development charge of $5.4 million in Q2 2011 related to a milestone payment for a prior acquisition, offset by a loss of $0.3 million in Q1 2011 and a gain of $0.7 million in Q2 2011 recorded for changes in fair value of contingent consideration.

(d) Non-GAAP operating profit, and non-GAAP other income, net, exclude the effects of the pro forma adjustments as detailed above. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future core operating performance. Non-GAAP gross profit, included within the non-GAAP operating profit, is a key measure of the effectiveness and efficiency of our manufacturing processes, product mix and the average selling prices of our products and services.

(e) Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.

Illumina, Inc.
Reconciliation of Non-GAAP Financial Guidance

The company's future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. More information on potential factors that could affect the company's financial results is included from time to time in the company's public reports filed with the SEC, including the company's Form 10-K for the fiscal year ended January 1, 2012. The company assumes no obligation to update any forward-looking statements or information.

Fiscal Year 2012
Gross Margin
Non-GAAP gross margin	70%
Stock-based compensation expense	(1)%
Amortization of acquired intangible assets	(1)%
GAAP gross margin	68%

Diluted net income per share
Non-GAAP diluted net income per share	$1.50 - $1.60
Non-cash interest expense (a)	(0.17)
Headquarter relocation expense (b)	(0.12)
Unsolicited tender offer charges	(0.12)
Impairment of in-process research and development	(0.11)
Amortization of intangible assets	(0.07)
Contingent compensation expense (c)	(0.02)
Restructuring charges	(0.02)
Legal contingencies	(0.02)
Acquisition related expense (d)	(0.01)
Pro forma impact of weighted average shares (e)	(0.01)
GAAP diluted net income per share	$0.83 - $0.93

(a) Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.

(b) We expect to incur additional headquarter relocation expenses, the majority of which are non-cash in nature. These expenses include items such as additional cease-use loss upon vacating our former headquarter facilities, accretion of interest expense on such cease-use liabilities, and double rent expense during the transition to the new facility.

(c) Contingent compensation expense represents contingent consideration for post-combination services associated with acquisitions.

(d) Acquisition related expense represents changes in fair value of contingent consideration.

(e) Pro forma impact of weighted average shares represents the estimated impact of double dilution associated with the accounting treatment of the company's outstanding convertible debt and the corresponding call option overlay.